SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 30, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                     CEPHEID
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             (Exact name of Registrant as specified in its charter)

       California                  000-0030755                  77-0441625
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(State of incorporation)     (Commission file number)        (I.R.S. Employer
                                                            Identification No.)

                               904 Caribbean Drive
                               Sunnyvale, CA 94089
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
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              (Registrant's telephone number, including area code)

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Item 7: Financial Statements and Exhibits

      (c) Exhibits.

      Number           Description
      ------           -----------
      99.01            Press release dated April 30, 2003.

Item 9: Regulation FD Disclosure (Information Being Furnished Under Item 12 - Results of Operations and Financial Condition)

The information furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On April 30, 2003, Cepheid issued a press release announcing its preliminary financial results for the first quarter ended March 31, 2003 and certain other information. The press release is attached to this report as Exhibit 99.01.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CEPHEID

Date:   April 30, 2003                       By: /s/ JOHN L. BISHOP
                                                 -------------------------------
                                                 Name:  John L. Bishop
                                                 Title: Chief Executive Officer

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                                  Exhibit Index

Number                 Description
------                 -----------
99.01                  Press Release dated April 30, 2003.